Bontan Corporation Inc.
47 Avenue Road, Suite 200
Toronto, Ontario, Canada M5R 2G3
T:  416-929-1806
F:  416-929-6612

BONTAN CORPORATION  INC.

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PETROMED CORPORATION

BONTAN CORPORATION INC.

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PETROMED CORPORATION

 22,853,058 WARRANTS
Certificate No.: PM –W2-09

        Warrant Certificate No. PM-W2-09
No. of Warrants : 22,853,058
Void After 4:00 p.m (Toronto time) on  NOVEMBER 13, 2016

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY; AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES LAWS.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.

WARRANT CERTIFICATE
FOR THE PURCHASE OF COMMON SHARES OF

BONTAN CORPORATION INC.

THIS IS TO CERTIFY THAT, for value received, PetroMed Corporation a Belize corporation, having an address of No. 35, New Road,P.O.Box 1708, Belize City, Belize, Central America (the "Warrant Holder") shall have the right to purchase from BONTAN CORPORATION, INC. an Ontario Corporation ("BONTAN"), upon and subject to the terms and conditions hereinafter stated in this certificate (the "Warrant Certificate") one fully paid and non-assessable common share of BONTAN (``Warrant Share``) for each one (1) warrant specified above under "No. of Warrants" at the price of $4.00 US Funds per common share in lawful money of the United States until 4:00 p.m. Toronto time on or before  November 16, 2016.

The right to purchase common shares of BONTAN may only be exercised by the Warrant Holder within the time hereinbefore set out by: (a) duly completing and executing the subscription form attached hereto, in the manner therein indicated; (b) surrendering this Warrant Certificate to BONTAN at 47 Avenue Road, Suite 200, Toronto, Ontario M5R 2G3; and (c) paying the appropriate purchase price for the common shares of BONTAN subscribed for by a wire transfer to the following account of BONTAN.

Bontan Corporation Inc.
HSBC Bank Canada, Branch # 10362, 150 Bloor St. West
Suite M100, Toronto, ON M5S 2Y5
Account # 066663-070 Bank Code 001, Branch Code 00022
Bank Phone # 416-968-7622
Swift: MRMDUS33
Correspondent bank in US:  HSBC Bank USA, New York, NY
       Or by a certified cheque to be delivered to the BONTAN’s corporate office at 47 Avenue Road, Suite 200, Toronto, Ontario M5R 2G3, Canada.

Upon surrender and payment, BONTAN will issue to the Warrant Holder the number of common shares subscribed for. Within five business days of surrender and payment BONTAN will mail to the Warrant Holder a certificate evidencing the common shares subscribed for. If the Warrant Holder subscribes for a lesser number of common shares than the number of shares permitted by this Warrant Certificate, BONTAN shall forthwith cause to be delivered to the Warrant Holder a further warrant certificate in respect of the common shares referred to in this Warrant Certificate but not subscribed for.

Save and except in the case of the issuance of additional shares of BONTAN for consideration, if the issued and outstanding shares of BONTAN are changed by a subdivision, consolidation, reduction in capital or by any other capital reorganization or reclassification of the capital stock of BONTAN, or consolidation or merger of BONTAN with another corporation shall be effected, then, the warrants herein shall be adjusted and lawful and adequate provision shall be made whereby the Warrant Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant certificate and in lieu of the shares of BONTAN immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the warrants represented hereby had such reorganization, reclassification, consolidation or merger not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Warrant Holder.

THE WARRANTS AND THE SECURITIES UNDERLYING THE WARRANTS  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES  ACT OF 1933, AS AMENEDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, EXERCISED OR OTHERWISE TRANSFERRED ONLY (A) TO BONTAN CORPORATION INC. (B) OUTSIDE THE UNTIED STATES IN COMPLIANCE WITH REGULATIONS S UNDER THE U.S SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECRITIES LAW, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM RESIGTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; AND BONTAN CORPORATION INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY ACCETABLE TO BONTAN CORPORATION INC. CONFIRMING THE AVAILABILITY OF AN EXEMPTION FOR  ANY PROPOSED TRANSFER UNDER CLAUSES (B) THROUGH (D) ABOVE.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.
FURTHER, THE TRANSFERABILITY OR SALE OF THE WARRANTS AND THE SECURITIES UNDERLYING THE WARRANTS COVERED BY THIS CERTIFICATE ARE RESTRICTED FOR A PERIOD OF SIX MONTHS AFTER THE DATE OF ISSUANCE AND AS TO 50% OF THE SHARES FOR AN ADDITIONAL SIX MONTHS PERIOD THEREAFTER.

All securities issued upon the exercise this warrant shall bear the legends set forth in this Warrant Certificate.  The holding of this Warrant Certificate will not entitle the Warrant Holder to any right or interest as a shareholder of BONTAN.

IN WITNESS WHEREOF, BONTAN has caused this Warrant Certificate to be issued as of the November 13, 2009

BONTAN CORPORATION INC.

                                                                            Per:

         /s/ Kam Shah
                                                                                  Kam Shah, CEO